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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K


                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                  June 20, 2003
                Date of Report (Date of earliest event reported)

                              METALDYNE CORPORATION

             (Exact name of registrant as specified in its charter)


            Delaware                     001-12068                38-2513957
(State or other jurisdiction of   (Commission file number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                  47659 Halyard Drive, Plymouth, Michigan 48170
                    (Address of principal executive offices)

                                 (734) 207-6200

              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 4. Changes in Registrant's Certifying Accountant.

         On June 20, 2003, the Audit Committee of the Board of Directors of Metaldyne Corporation (the "Company") approved the appointment of KPMG LLP as the Company's independent accountants, and the dismissal of PricewaterhouseCoopers LLP, which had previously served in this capacity.

         During the years ended December 31, 2002 and 2001 and through June 20, 2003, KPMG LLP has not been engaged as an independent accountant to audit either the financial statements of the Company or any of its subsidiaries, nor has it been consulted regarding the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was the subject of a disagreement or reportable event. KPMG is the auditor of the Company's Joint Venture with DCX.

         During the years ended December 31, 2002 and 2001 and through June 20, 2003, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of such disagreement in their reports on the financial statements for such years. The reports of PricewaterhouseCoopers LLP on the financial statements for the years ended December 31, 2002 and 2001, did not include any adverse opinion or disclaimer of opinion, or any qualification or modification as to uncertainty, audit scope or accounting principles.

         During the years ended December 31, 2002 and 2001 and through June 20, 2003, PricewaterhouseCoopers LLP reported no material weaknesses in the Company's internal control systems and there were no other reportable events as defined in Regulation S-K Item 304(a)(1)(v).

         We have provided PricewaterhouseCoopers LLP with a copy of the foregoing disclosures. Attached as Exhibit 16, is a copy of PricewaterhouseCoopers' letter, dated June 24, 2003, stating whether or not it agrees with the above statements.

         The Company intends to continue its engagement of Deloitte & Touche to provide internal audit services.

Item 7. Exhibits.


(c) Exhibits. The following exhibit is filed herewith:

       Exhibit No.             Description


        16 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated June 24, 2003

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  June 26, 2003

                                     METALDYNE CORPORATION


                                     By:    /s/ William M. Lowe, Jr.
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                                            Name: William M. Lowe, Jr.
                                            Title: Executive Vice President
                                                   and Chief Financial Officer
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                                  EXHIBIT INDEX